UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

DWS Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2012 Annual Report to Shareholders

DWS Select Alternative Allocation Fund

Contents
4 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
16 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
25 Notes to Financial Statements
33 Report of Independent Registered Public Accounting Firm
34 Information About Your Fund's Expenses
35 Tax Information
36 Summary of Management Fee Evaluation by Independent Fee Consultant
40 Board Members and Officers
45 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, floating rate loan risk, volatility in commodity prices, infrastructure and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. See the prospectus for additional risks and specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

This fund is a fund-of-funds, which means its assets are invested in a combination of other DWS funds, certain other securities and derivative instruments. The fund seeks to achieve its objective by investing in alternative (or nontraditional) asset categories and investment strategies. The fund may also invest in securities of exchange-traded funds ("ETFs") when the desired economic exposure to a particular asset category or investment strategy is not available through a DWS fund. The fund's allocations among underlying funds may vary over time.

The fund outperformed the 0.98% average return of the funds in its Morningstar peer group, Multialternative Funds. The fund's three-year average annual total return is 7.43%, well ahead of the 3.44% average for the category.

During the 12-month period ended August 31, 2012, DWS Select Alternative Allocation Fund returned 3.54%. In comparison, the Standard & Poor's 500® (S&P 500) Index gained 18.00% and the fund's blended benchmark returned 7.75%. The blended benchmark is made up of the MSCI World Index (60%) and the Barclays U.S. Aggregate Bond Index (40%).

As always, it is important to remember that in keeping with the fund's objective of seeking capital appreciation, our primary goal is not to keep up with the stock market's short-term performance, but to provide investors with strategies for longer-term portfolio diversification.

Fund Performance

Hedging Strategies (Target weighting, 17% of assets): In this portion of the fund, we seek to generate returns independent from the broader financial markets via a position in DWS Disciplined Market Neutral Fund. The fund holds an approximately equal weight in long and short positions in U.S. equities, so stock selection — and not overall market performance — is the key factor in its results.

Commodities (Target weighting, 14% of assets): In this allocation, which seeks to participate in the returns of the global commodity markets, we have three holdings: DWS Enhanced Commodity Strategy Fund, iShares S&P Global Timber & Forestry Index Fund and Market Vectors Agribusiness ETF, which invests in the stocks of agriculture-related companies.

Since the two ETFs are newer holdings — and relatively small positions in the fund — they had a limited impact on performance. However, DWS Enhanced Commodity Strategy Fund was a significant detractor during the past year. Commodity prices fell sharply through the first 10 months of the period due to the downturn in global growth and concerns about China's economy. While commodities staged a strong rebound in July and August 2012, the asset class nonetheless closed the year at a loss.

Real Return (Target weighting, 27.5% of assets): The purpose of this allocation is to provide a measure of protection against inflation via categories such as real estate, infrastructure and inflation-protection. While inflation has been relatively low in recent years, we believe it has the potential to rise in the years ahead due to the highly accommodative policies of the world's central banks.

This segment of the fund performed very well during the year, as both DWS RREEF Global Real Estate Securities Fund and DWS RREEF Global Infrastructure Fund finished with double-digit returns and outperformed the broader global markets, as represented by the MSCI World Index. In addition, DWS Global Inflation Fund, which invests in inflation-protected bonds, benefited from the sharp decline in interest rates.

Currency (Target weighting, 21% of assets): Our currency allocation offers exposure to foreign investments, some of which are not denominated in U.S. dollars, in order to provide investors — who typically have large weightings in dollar-denominated assets in their traditional portfolios — with improved currency diversification.

Together, the investments in this allocation combined to produce a return that was approximately flat during the period. DWS Enhanced Emerging Markets Fixed Income Fund generated a solid return, but the other four holdings in the Currency allocation — DWS Emerging Markets Equity Fund, SPDR Barclays Capital International Treasury Bond ETF, Wisdom Tree Emerging Markets Local Debt ETF, and WisdomTree Emerging Markets SmallCap Dividend ETF — lost ground amid the elevated risk aversion that characterized the majority of the period. Emerging-market equities lagged other asset classes by a particularly wide margin due to worries about slowing growth in China.

Opportunistic (Target weighting, 20.5% of assets): This allocation is designed to offer investors with exposure to categories that are generally not included in traditional allocations, such as preferred stocks (iShares S&P U.S. Preferred Stock Index ETF), convertible bonds (SPDR Barclays Convertible Securities Fund) and floating-rate notes (DWS Floating Rate Fund). This allocation delivered a double-digit gain in the aggregate, which made it the largest contributor to the fund's 12-month performance.

Outlook and Positioning

We rebalance the portfolio frequently to maximize diversification and capitalize on moves in the financial markets. One of our most notable changes during the past year was our decision to add two new exchange-traded funds, Market Vectors Agribusiness ETF and iShares S&P Global Timber & Forestry Index Fund, in order to augment the fund's diversification. We also added two holdings early in the period — iShares S&P U.S. Preferred Stock Index ETF and SPDR Barclays Capital Convertible Securities ETF — to help diversify the fund into areas that most investors may not have exposure to in their portfolios: preferred stocks and convertible securities. Preferred stocks generally have relatively low correlation with the returns of both bonds and common stocks, while convertible securities have had a low correlation with fixed-income assets and a high, but imperfect, correlation with equities.

"We remain diligent in our search for additional asset classes that we can incorporate into the portfolio. When we opened this fund in 2008, it was diversified among eight different investments. At the close of the reporting period, that number stood at 16."

In addition to adding new asset classes, we also added to the fund's existing weightings in DWS Floating Rate Fund and SPDR Barclays Capital International Treasury Bond ETF. We funded these moves through reductions in DWS Emerging Markets Equity Fund and DWS RREEF Global Real Estate Fund.

We believe these changes, in total, should help augment the diversification benefits investors can achieve through an investment in the fund.

We remain diligent in our search for additional asset classes that we can incorporate into the portfolio. When we opened this fund in 2008, it was diversified among eight different investments. At the close of the reporting period, that number stood at 16.

Another consideration we have in managing the portfolio is the potential for rising inflation in the future. The recent low level of key inflation readings has caused many investors to put the concern of rising price levels on the back burner. Still, the recent actions by global central banks to stave off recession by pumping liquidity into the financial system may have raised the odds that inflation will increase in the future. We believe certain alternative investments — such as commodities, global infrastructure stocks, global Treasury Inflation Protected Securities (TIPS), floating rate notes and global real estate — have the potential to perform well during periods of rising prices. During the past year, we remained focused on ensuring that a portion of the fund could provide protection against the potential for rising inflation.

From a longer-term standpoint, we believe that alternative asset classes can still provide diversification benefits for those with traditional portfolios. We encourage investors to maintain this perspective, rather than focusing on short-term returns.

Asset Allocation (As a % of Investment Portfolio)		8/31/12	8/31/11
Market Neutral	DWS Disciplined Market Neutral Fund	17%	15%
Floating Rate Notes	DWS Floating Rate Fund	15%	14%
Commodities	DWS Enhanced Commodity Strategy Fund	12%	13%
Treasury Inflation-Protected Securities	DWS Global Inflation Fund	12%	14%
Emerging Markets	DWS Emerging Markets Equity Fund DWS Enhanced Emerging Markets Fixed Income Fund WisdomTree Emerging Markets Local Debt Fund	12%	18%
Global Infrastructure	DWS RREEF Global Infrastructure Fund	10%	8%
International Treasury Bond	SPDR Barclays Capital International Treasury Bond Fund	7%	6%
Global Real Estate	DWS RREEF Global Real Estate Securities Fund	5%	7%
Preferred Stock	iShares S&P U.S. Preferred Stock Index Fund	3%	—
Money Market Fund	Central Cash Management Fund	2%	2%
International and Emerging-Markets Small Cap	WisdomTree Emerging Markets SmallCap Dividend Fund Vanguard FTSE All World ex-U.S. Small-Cap Fund	2%	3%
Convertible Securities	SPDR Barclays Convertible Securities Fund	2%	—
Agriculture	Market Vectors Agribusiness Fund	1%	—
Timber	iShares S&P Global Timber & Forestry Index Fund	0%	—
		100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 45 for contact information.

Subadvisor

QS Investors, LLC ("QS Investors"), located in New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang, Head of Portfolio Management and Trading, QS Investors

Began managing the fund in 2008.

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Inna Okounkova, Head of Strategic Asset Allocation Portfolio Management, QS Investors

Began managing the fund in 2008. On Leave through December 31, 2012.

• Joined QS Investors in 2010 after 11 years with Deutsche Asset Management as a quantitative analyst, portfolio manager and Head of Strategic Asset Allocation Portfolio Management.

• MS, Moscow State University; MBA, University of Chicago — Graduate School of Business.

Thomas Picciochi, Head of Global Tactical Asset Allocation Portfolio Management and Trading, QS Investors

Began managing the fund in 2010.

• Joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• BA and MBA, University of Miami.

Ellen Tesler, Portfolio Manager, QS Investors

Began managing the fund in 2012.

• Member of the QS Investors portfolio management and trading group.

• Formerly at DB Advisors (2000-2010). Prior to joining DB Advisors, one year as an analyst at Lord Abbett and Company.

• BBA and MBA, Pace University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Diversification neither assures a profit nor guarantees again a loss.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities.

Index returns do not reflect any fees or expenses and it is not possible to invest into an index.

The Morningstar Multialternative Funds category represents funds that offer investors exposure to several different alternative investment tactics. As such, the majority of these funds' assets are invested in alternative strategies that may change over time in response to market conditions. These funds may have static allocation to alternative strategies or may take a more tactical approach in their allocation among alternative strategies and classes depending on opportunities in the current environment.

An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

Short positions represent the borrowing then selling of a security with the expectation that the security will fall in value. The security can then be purchased and the borrower repaid at a lower price. With a long position, a security is purchased with the expectation that the security will rise in value.

Contribution incorporates both a stock's total return and its weighting in the index.

Treasury Inflation Protected Securities (TIPS) are Treasury securities whose par value is indexed to inflation, which means that the par value increases with inflation as measured by the Consumer Price Index. The interest rate for these securities is typically paid semiannually and remains fixed.

Performance Summary August 31, 2012 (Unaudited)
Average Annual Total Returns as of 8/31/12
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	3.54%	7.43%	6.69%
Class C	2.74%	6.63%	5.89%
MSCI World Index†	8.12%	7.91%	4.33%
Barclays U.S. Aggregate Bond Index†	5.78%	6.51%	7.38%
Blended Index†	7.75%	7.84%	6.46%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-2.42%	5.33%	5.09%
Class C (max 1.00% CDSC)	2.74%	6.63%	5.89%
MSCI World Index†	8.12%	7.91%	4.33%
Barclays U.S. Aggregate Bond Index†	5.78%	6.51%	7.38%
Blended Index†	7.75%	7.84%	6.46%
No Sales Charges
Class R	2.97%	6.96%	6.23%
Class S	3.81%	7.70%	6.94%
Institutional Class	3.90%	7.73%	6.97%
MSCI World Index†	8.12%	7.91%	4.33%
Barclays U.S. Aggregate Bond Index†	5.78%	6.51%	7.38%
Blended Index†	7.75%	7.84%	6.46%

* The Fund commenced operations on October 1, 2008. The performance shown for each index is for the time period of September 30, 2008 through August 31, 2012, which is based on the performance period of the life of the Fund.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2011 are 1.71%, 2.47%, 2.00%, 1.54% and 1.39% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the DWS Select Alternative Allocation Fund during such periods have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 1, 2008. The performance shown for each index is for the time period of September 30, 2008 through August 31, 2012, which is based on the performance period of the life of the Fund.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The Blended Index consists of 60% in the MSCI World Index and 40% in the Barclays U.S. Aggregate Bond Index.

Net Asset Value and Distribution Information
	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value: 8/31/12	$11.30	$11.25	$11.26	$11.31	$11.32
5/1/12 (Commencement of operations of Class R)	$—	$—	$11.12	$—	$—
8/31/11	$11.35	$11.30	$—	$11.36	$11.36
Distribution Information: Twelve Months as of 8/31/12: Income Dividends	$.36	$.27	$—	$.38	$.38
Capital Gain Distributions	$.07	$.07	$—	$.07	$.07

Morningstar Rankings — Multialternative Funds Category as of 8/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	60	of	193	31
3-Year	16	of	118	13
Class C 1-Year	77	of	193	40
3-Year	22	of	118	18
Class S 1-Year	50	of	193	26
3-Year	13	of	118	11
Institutional Class 1-Year	47	of	193	24
3-Year	12	of	118	10

Source: Morningstar Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of August 31, 2012
	Shares	Value ($)

Mutual Funds 79.3%
DWS Disciplined Market Neutral Fund "Institutional" (a)	9,298,913	89,269,561
DWS Emerging Markets Equity Fund "Institutional" (a)	316,302	4,817,285
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	18,886,651	65,725,544
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	3,834,691	41,951,515
DWS Floating Rate Fund "Institutional" (a)	8,502,108	79,154,627
DWS Global Inflation Fund "Institutional" (a)	5,609,333	62,544,068
DWS RREEF Global Infrastructure Fund "Institutional" (a)	4,651,548	52,655,528
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	3,665,971	29,144,467
Total Mutual Funds (Cost $398,692,832)		425,262,595

Exchange-Traded Funds 18.5%
iShares S&P Global Timber & Forestry Index Fund	66,504	2,583,015
iShares S&P U.S. Preferred Stock Index Fund	458,413	18,235,669
Market Vectors Agribusiness Fund	101,318	5,053,742
SPDR Barclays Capital Convertible Securities Fund	271,452	10,494,334
SPDR Barclays Capital International Treasury Bond Fund	606,412	36,657,606
Vanguard FTSE All World ex-U.S. Small-Cap Fund	50,106	4,204,395
WisdomTree Emerging Markets Local Debt Fund	301,754	15,507,138
WisdomTree Emerging Markets SmallCap Dividend Fund	142,755	6,385,431
Total Exchange-Traded Funds (Cost $96,851,042)		99,121,330

Cash Equivalents 2.1%
Central Cash Management Fund, 0.14% (a) (b) (Cost $11,062,174)	11,062,174	11,062,174

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $506,606,048)†	99.9	535,446,099
Other Assets and Liabilities, Net	0.1	650,026
Net Assets	100.0	536,096,125

† The cost for federal income tax purposes was $509,559,684. At August 31, 2012, net unrealized appreciation for all securities based on tax cost was $25,886,415. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,812,009 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,925,594.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

FTSE: Financial Times and the London Stock Exchange

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$425,262,595	$—	$—	$425,262,595
Exchange-Traded Funds	99,121,330	—	—	99,121,330
Short-Term Investments	11,062,174	—	—	11,062,174
Total	$535,446,099	$—	$—	$535,446,099

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended August 31, 2012.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2012
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $409,755,006)	$436,324,769
Investments in non-affiliated Underlying Funds, at value (cost $96,851,042)	99,121,330
Total investments, at value (cost $506,606,048)	535,446,099
Receivable for Fund shares sold	1,836,132
Interest receivable	640
Due from Advisor	244
Other assets	63,783
Total assets	537,346,898
Liabilities
Payable for Fund shares redeemed	651,737
Accrued Trustees' fees	7,636
Other accrued expenses and payables	591,400
Total liabilities	1,250,773
Net assets, at value	$536,096,125
Net Assets Consist of
Undistributed net investment income	6,159,709
Net unrealized appreciation (depreciation) on investments	28,840,051
Accumulated net realized gain (loss)	(2,486,922)
Paid-in capital	503,583,287
Net assets, at value	$536,096,125

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($437,956,095 ÷ 38,750,010 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.30
Maximum offering price per share (100 ÷ 94.25 of $11.30)	$11.99
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($35,370,901 ÷ 3,144,260 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.25
Class R Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,013 ÷ 90 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.26
Class S Net Asset Value, offering and redemption price per share ($58,786,264 ÷ 5,199,504 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.31
Institutional Class Net Asset Value, offering and redemption price per share ($3,981,852 ÷ 351,835 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.32

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2012
Investment Income
Income: Dividends	$2,662,064
Income distributions from Underlying Affiliated Funds	13,667,373
Income distributions from Underlying Affiliated Funds	13,667,373
Total income	16,329,437
Expenses: Administration fee	443,467
Services to shareholders	582,413
Distribution and service fees	1,181,742
Custodian fee	11,634
Professional fees	75,346
Reports to shareholders	67,165
Registration fees	127,360
Trustees' fees and expenses	20,746
Other	12,341
Total expenses before expense reductions	2,522,214
Expense reductions	(147,057)
Total expenses after expense reductions	2,375,157
Net investment income	13,954,280
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(4,276,219)
Sale of non-affiliated Underlying Funds	(345,176)
Capital gain distributions from affiliated Underlying Funds	3,124,672
Capital gain distributions from non-affiliated Underlying Funds	123,582
(1,373,141)
Change in net unrealized appreciation (depreciation) on investments	5,904,019
Net gain (loss)	4,530,878
Net increase (decrease) in net assets resulting from operations	$18,485,158

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$13,954,280	$9,153,137
Net realized gain (loss)	(1,373,141)	2,188,163
Change in net unrealized appreciation (depreciation)	5,904,019	6,602,220
Net increase (decrease) in net assets resulting from operations	18,485,158	17,943,520
Distributions to shareholders from: Net investment income: Class A	(11,298,128)	(4,325,238)
Class C	(616,206)	(177,526)
Class S	(1,236,510)	(384,399)
Institutional Class	(89,800)	(19,768)
Net realized gains: Class A	(2,218,935)	—
Class C	(159,009)	—
Class S	(224,937)	—
Institutional Class	(16,336)	—
Total distributions	(15,859,861)	(4,906,931)
Fund share transactions: Proceeds from shares sold	251,844,544	194,218,471
Reinvestment of distributions	15,735,943	4,871,292
Payments for shares redeemed	(100,975,766)	(61,946,082)
Net increase (decrease) in net assets from Fund share transactions	166,604,721	137,143,681
Increase (decrease) in net assets	169,230,018	150,180,270
Net assets at beginning of period	366,866,107	216,685,837
Net assets at end of period (including undistributed net investment income of $6,159,709 and $5,386,271, respectively)	$536,096,125	$366,866,107

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2012	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$11.35	$10.72	$9.89	$10.00
Income (loss) from investment operations: Net investment incomeb	.35	.35	.23	.13
Net realized and unrealized gain (loss)	.03	.48	.85	.20
Total from investment operations	.38	.83	1.08	.33
Less distributions from: Net investment income	(.36)	(.20)	(.21)	(.44)
Net realized gains	(.07)	—	(.04)	—
Total distributions	(.43)	(.20)	(.25)	(.44)
Net asset value, end of period	$11.30	$11.35	$10.72	$9.89
Total Return (%)c,d,e	3.54	7.80	11.08	3.96	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	438	320	191	71
Ratio of expenses before expense reductions (%)f	.54	.54	.60	1.43	*
Ratio of expenses after expense reductions (%)f	.50	.36	.36	.36	*
Ratio of net investment income (%)	3.19	3.05	2.18	1.62	*
Portfolio turnover rate (%)	17	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
f The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

	Years Ended August 31,
Class C	2012	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$11.30	$10.66	$9.84	$10.00
Income (loss) from investment operations: Net investment incomeb	.26	.26	.15	.07
Net realized and unrealized gain (loss)	.03	.50	.84	.19
Total from investment operations	.29	.76	.99	.26
Less distributions from: Net investment income	(.27)	(.12)	(.13)	(.42)
Net realized gains	(.07)	—	(.04)	—
Total distributions	(.34)	(.12)	(.17)	(.42)
Net asset value, end of period	$11.25	$11.30	$10.66	$9.84
Total Return (%)c,d,e	2.74	7.11	10.18	3.23	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	23	13	4
Ratio of expenses before expense reductions (%)f	1.30	1.30	1.37	2.25	*
Ratio of expenses after expense reductions (%)f	1.27	1.11	1.11	1.11	*
Ratio of net investment income (%)	2.34	2.30	1.43	.87	*
Portfolio turnover rate (%)	17	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
f The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Class R	Period Ended 8/31/12a
Selected Per Share Data
Selected Per Share Data
Net asset value, beginning of period	$11.12
Income (loss) from investment operations: Net investment incomeb	.02
Net realized and unrealized gain (loss)	.12
Total from investment operations	.14
Less distributions from: Net investment income	—
Net realized gains	—
Total distributions	—
Net asset value, end of period	$11.26
Total Return (%)c,d	1.26	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1
Ratio of expenses before expense reductions (%)e	2.62	*
Ratio of expenses after expense reductions (%)e	1.51	*
Ratio of net investment income (%)	.43	*
Portfolio turnover rate (%)	17	**
a For the period from May 1, 2012 (commencement of operations of Class R) to August 31, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

	Years Ended August 31,
Class S	2012	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$11.36	$10.73	$9.90	$10.00
Income (loss) from investment operations: Net investment incomeb	.36	.37	.25	.15
Net realized and unrealized gain (loss)	.04	.49	.86	.19
Total from investment operations	.40	.86	1.11	.34
Less distributions from: Net investment income	(.38)	(.23)	(.24)	(.44)
Net realized gains	(.07)	—	(.04)	—
Total distributions	(.45)	(.23)	(.28)	(.44)
Net asset value, end of period	$11.31	$11.36	$10.73	$9.90
Total Return (%)c,d	3.81	8.07	11.35	4.13	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	22	12	2
Ratio of expenses before expense reductions (%)e	.36	.37	.44	1.15	*
Ratio of expenses after expense reductions (%)e	.33	.11	.11	.11	*
Ratio of net investment income (%)	3.30	3.30	2.43	1.87	*
Portfolio turnover rate (%)	17	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

	Years Ended August 31,
Institutional Class	2012	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$11.36	$10.72	$9.90	$10.00
Income (loss) from investment operations: Net investment incomeb	.32	.37	.25	.15
Net realized and unrealized gain (loss)	.09	.50	.85	.19
Total from investment operations	.41	.87	1.10	.34
Less distributions from: Net investment income	(.38)	(.23)	(.24)	(.44)
Net realized gains	(.07)	—	(.04)	—
Total distributions	(.45)	(.23)	(.28)	(.44)
Net asset value, end of period	$11.32	$11.36	$10.72	$9.90
Total Return (%)c,d	3.90	8.17	11.25	4.13	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1	1	.6
Ratio of expenses before expense reductions (%)e	.21	.22	.26	1.11	*
Ratio of expenses after expense reductions (%)e	.19	.11	.11	.11	*
Ratio of net investment income (%)	2.91	3.30	2.43	1.87	*
Portfolio turnover rate (%)	17	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Select Alternative Allocation Fund (the "Fund") is a diversified series of DWS Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (the "Underlying DWS Funds") and exchange-traded funds ("ETFs"). ETFs and Underlying DWS Funds are collectively referred to as ("Underlying Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request. The Fund is the successor to DWS Select Alternative Allocation Fund, a series of DWS Equity Trust (the "Predecessor Fund"). On December 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to December 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. On May 1, 2012, the Fund commenced offering Class R shares. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$6,250,805
Undistributed long-term capital gains	466,714
Net unrealized appreciation (depreciation) on investments	$25,886,415

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Year Ended August 31,
	2012	2011
Distributions from ordinary income*	$13,338,208	$4,906,931
Distributions from long-term capital gains	$2,521,653	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Underlying Funds

During the year ended August 31, 2012, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $171,536,644 and $64,365,000, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding money market funds) aggregated $65,705,347 and $9,215,553, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. The Advisor does not receive any advisory fee for managing the Fund. However, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

QS Investors, LLC ("QS Investors") serves as subadvisor. As subadvisor to the Fund, QS Investors renders strategic allocation services to the Fund. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

The Fund does not invest in Underlying DWS Funds for the purpose of exercising management or control; however, investments may represent 5% or more of an Underlying DWS Fund's outstanding shares. At August 31, 2012, the Fund held greater than 5% of the following Underlying DWS Funds' outstanding shares: approximately 25% of DWS Global Inflation Fund, 23% of DWS Disciplined Market Neutral Fund, 17% of DWS Enhanced Emerging Markets Fixed Income Fund, 8% of DWS RREEF Global Infrastructure Fund and 7% of DWS Enhanced Commodity Strategy Fund.

For the period from September 1, 2011 through November 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:
Class A	.36%
Class C	1.11%
Class S	.11%
Institutional Class	.11%

Effective May 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) at 1.51%.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2012, the Administration Fee was $443,467, of which $44,389 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$8,211	$8,211
Class C	5,626	5,626
Class R	7	4
Class S	11,198	11,198
Institutional Class	212	212
	$25,254	$25,251

For the year ended August 31, 2012, the Advisor reimbursed $1,991 and $88 of sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2012, the Distribution Fee charged to Class C shares by DIDI was $208,293, of which $21,875 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2012	Annual Effective Rate
Class A	$904,168	$117,347	$267,972	.21%
Class C	69,281	2,380	21,823	.24%
	$973,449	$119,727	$289,795

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2012 aggregated $36,534.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2012, the CDSC for the Fund's Class C shares aggregated $5,032. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2012, DIDI received $545 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $26,688, of which $5,835 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,931,780	$175,755,690	14,882,633	$168,888,489
Class C	1,464,157	16,101,912	979,345	11,092,809
Class R*	90	1,002	—	—
Class S	5,162,573	57,128,740	1,222,295	13,875,021
Institutional Class	259,303	2,857,200	31,873	362,152
		$251,844,544		$194,218,471
Shares issued to shareholders in reinvestment of distributions
Class A	1,267,452	$13,485,697	385,414	$4,305,059
Class C	71,374	760,132	15,574	173,963
Class S	130,196	1,383,978	33,378	372,502
Institutional Class	9,985	106,136	1,771	19,768
		$15,735,943		$4,871,292
Shares redeemed
Class A	(6,671,562)	$(73,483,278)	(4,824,334)	$(54,765,520)
Class C	(415,540)	(4,567,405)	(182,551)	(2,075,105)
Class R*	0	(2)	—	—
Class S	(2,059,889)	(22,644,926)	(442,108)	(5,008,263)
Institutional Class	(25,305)	(280,155)	(8,488)	(97,194)
		$(100,975,766)		$(61,946,082)
Net increase (decrease)
Class A	10,527,670	$115,758,109	10,443,713	$118,428,028
Class C	1,119,991	12,294,639	812,368	9,191,667
Class R*	90	1,000	—	—
Class S	3,232,880	35,867,792	813,565	9,239,260
Institutional Class	243,983	2,683,181	25,156	284,726
		$166,604,721		$137,143,681

* For the period from May 1, 2012 (commencement of Class R shares) through August 31, 2012.

E. Transactions with Affiliates

The Fund mainly invests in Underlying DWS Funds and ETFs. The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the year ended August 31, 2012 is as follows:
Affiliate	Value ($) at 8/31/2011	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 8/31/2012
DWS Disciplined Market Neutral Fund	55,649,905	34,761,601	1,435,000	(35,816)	46,601	—	89,269,561
DWS Emerging Markets Equity Fund	26,546,150	5,724,850	26,230,000	(2,721,604)	34,850	—	4,817,285
DWS Enhanced Commodity Strategy Fund	46,814,333	30,100,972	2,610,000	(1,071,547)	4,835,972	—	65,725,544
DWS Enhanced Emerging Markets Fixed Income Fund	29,169,377	12,331,829	1,090,000	(56,186)	1,681,829	—	41,951,515
DWS Floating Rate Fund	49,263,364	31,014,602	3,660,000	(189,124)	3,284,602	—	79,154,627
DWS Global Inflation Fund	51,983,965	23,376,656	13,515,000	130,500	1,777,160	1,939,496	62,544,068
DWS RREEF Global Infrastructure Fund	29,673,520	21,801,025	2,590,000	33,288	890,849	1,185,176	52,655,528
DWS RREEF Global Real Estate Securities Fund	27,318,832	12,425,109	13,235,000	(365,730)	1,110,109	—	29,144,467
Central Cash Management Fund	6,054,241	170,513,634	165,505,701	—	5,401	—	11,062,174
Total	322,473,687	342,050,278	229,870,701	(4,276,219)	13,667,373	3,124,672	436,324,769

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Market Trust and Shareholders of DWS Select Alternative Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of DWS Select Alternative Allocation Fund (the "Fund"), a series of DWS Market Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Select Alternative Allocation Fund at August 31, 2012, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 25, 2012

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2012 to August 31, 2012).

The table illustrates your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the table is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in the table. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class C	Class R*	Class S	Institutional Class
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$1,015.30	$1,011.70	$1,012.60	$1,016.20	$1,017.10
Expenses Paid per $1,000**	$2.79	$6.73	$5.07	$1.98	$1.06
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$1,022.37	$1,018.45	$1,017.55	$1,023.18	$1,024.08
Expenses Paid per $1,000**	$2.80	$6.75	$7.66	$1.98	$1.07

* For the period from May 1, 2012 (commencement of operations of Class R) to August 31, 2012.

** Expenses (hypothetical expenses if Class R had been in existence from March 1, 2012) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios***	Class A	Class C	Class R	Class S	Institutional Class
DWS Select Alternative Allocation Fund	.55%	1.33%	1.51%	.39%	.21%

*** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

The Fund paid distributions of $0.07 per share from net long-term capital gains during its year ended August 31, 2012, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $525,000 as capital gain dividends for its year ended August 31, 2012, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2012, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $18,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	104
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	104	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	104	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SELAX	SELEX	SELSX	SELIX
CUSIP Number	233376 722	233376 714	233376 698	233376 680
Fund Number	488	788	2088	1488

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SELRX
CUSIP Number	233376 664
Fund Number	1588

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DSAAF-2
(R-023994-2 10/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SELECT ALTERNATIVE ALLOCATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$58,868	$0	$3,796	$0
2011	$45,210	$0	$3,685	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$3,796	$359,967	$598,855	$962,618
2011	$3,685	$285,550	$586,510	$875,745

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Select Alternative Allocation Fund, a series of DWS Market Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2012